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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): JUNE 26, 2007 (JUNE 25, 2007)

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)


          Nevada                        001-32202                 88-0408274
_____________________________     ________________________   ___________________
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)

        6370 Nancy Ridge Drive, Suite 112
             San Diego, California                                 92121
     ________________________________________                   _____________
     (Address of Principal Executive Offices)                      Zip Code

                                 (858) 657-0287
              ___________________________________________________
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS; ELECTION OF DIRECTORS

Pursuant to the terms of a securities purchase agreement we entered into on June 20, 2007, with selected accredited investors and at the request of the purchasers purchasing a majority of shares we sold under the agreement, whom we refer to as the majority purchasers, James R. Gavin III, M.D., Ph.D., John J. Hagenbuch, Myron A. Wick III and Bertram E. Walls, M.D. resigned from our board of directors and each committee on which he served effective on June 25, 2007.

Pursuant to terms of the same agreement and the request of the majority purchasers, on June 25, 2007, Robert W. Anderson, M.D. and Steven T. Frankel, the two remaining directors on our board, elected Ronald Katz, Keith B. Hoffman, Ph.D., Jonathan R. T. Lakey, Ph.D., M.S.M., and Michael J. Andrews to fill the four vacancies on our board.

The board has not yet determined on which committees, if any, the new directors will serve.

We anticipate entering into executive employment arrangements with both Messrs. Lakey and Andrews, but we have not yet determined the terms of these agreements.

ITEM 7.01.  REGULATION FD DISCLOSURE.

We issued a press release on June 26, 2007, announcing the departure and election of directors described in Item 5.02 above and the appointment of Dr. Lakey as our Chief Scientific Officer. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this
Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

         99.1     Press release


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    June 26, 2007                       MICROISLET, INC.


                                             By: /s/ Kevin A. Hainley
                                                 -------------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer









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